Exhibit 99.1
For additional information contact:
Patrick J. Watson
Corporate Communications, Inc.
(615) 254-3376
ATLANTIC COAST FINANCIAL CORPORATION
TO COMMENCE STOCK OFFERING
WAYCROSS, Ga. (November 18, 2010) — Atlantic Coast Federal Corporation (NASDAQ:ACFC), the holding company of Atlantic Coast Bank (the “Bank”), today announced that Atlantic Coast Financial Corporation, a Maryland corporation and the proposed new holding company of the Bank (the “Company”) and Atlantic Coast Federal, MHC have received conditional regulatory approval from the Office of Thrift Supervision to commence Atlantic Coast Financial Corporation’s stock offering in connection with Atlantic Coast Federal, MHC’s proposed second-step conversion. The Company also announced today that the registration statement relating to the sale of common stock of Atlantic Coast Financial Corporation has been declared effective by the Securities and Exchange Commission (the “SEC”).
          Atlantic Coast Financial Corporation is offering for sale the 65.1% ownership interest in the Company currently owned by Atlantic Coast Federal, MHC, which is equivalent to between $17.0 million and $23.0 million, or between 1,700,000 and 2,300,000 shares of common stock at $10.00 per share. Atlantic Coast Financial Corporation may increase the number of shares that it sells in the offering, without notice to persons who have subscribed for shares, by up to 15%, to $26.5 million or 2,645,000 shares at $10.00 per share, as a result of market demand or changes in the financial markets. The number of shares to be sold in the offering is based on an independent appraisal of the estimated pro forma market value of Atlantic Coast Financial Corporation as of August 20, 2010.
          At the conclusion of the conversion and offering, the existing shares of common stock held by the public stockholders of the Company will be exchanged for between 0.1948 and 0.2635 shares of Atlantic Coast Financial Corporation, subject to a 15% increase to 0.3030 shares, based on the independent appraisal. The exchange ratio ranges could change as a result of regulatory review or due to updates to the independent appraisal, reflecting, among other things, changes in market conditions before or during the offering.
          The completion of the conversion and offering is subject to, among other things, selling a minimum of 1,700,000 shares in the offering, the receipt of all necessary final regulatory approvals, the receipt of the approval of the members of Atlantic Coast Federal, MHC (depositors of record of Atlantic Coast Bank) as of November 3, 2010, and the receipt of the approval of the stockholders of record of the Company as of November 8, 2010.
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Atlantic Coast Federal Corporation
505 Haines Avenue        Waycross, Georgia 31501
www.AtlanticCoastBank.net

Atlantic Coast Financial Corporation to Commence Stock Offering

November 18, 2010
          After the completion of the conversion and offering, Atlantic Coast Financial Corporation will be 100% owned by public stockholders, and the Company and Atlantic Coast Federal, MHC will each cease to exist.
          On or about November 22, 2010, offering materials will be mailed to Atlantic Coast Bank depositors eligible to purchase shares in the subscription offering, and proxy solicitation materials will be mailed to depositors and stockholders. Shares of common stock not sold in the subscription offering will be available in a community offering with a preference given first to the residents of the Georgia counties of Chatham, Coffee and Ware and the Florida counties of Clay, Duval, Flagler, Nassau and St. Johns and then to stockholders of the Company as of November 8, 2010. The subscription and community offerings are expected to expire at 2:00 p.m., Eastern Time, on December 21, 2010. Stifel, Nicolaus & Company, Incorporated is assisting Atlantic Coast Financial Corporation in selling its common stock in the subscription and community offerings on a best efforts basis. For shares sold in the community offering only, Atlantic Coast Financial Corporation will pay a fee to “assisting brokers,” who are any broker-dealer firm registered with the Financial Industry Regulatory Authority whose broker representatives assist in the sale of shares of common stock in the community offering.
          Atlantic Coast Financial Corporation has established a Stock Information Center to handle inquiries of its depositors and stockholders with respect to the subscription and community offerings. The Stock Information Center will open on November 23, 2010. The Stock Information Center’s telephone number is 1-(877) 643-8197. Hours of operation will be from 10:00 a.m. to 4:00 p.m., Eastern Time, Monday through Friday, except bank holidays. A copy of the prospectus and stock order form relating to the subscription and community offerings may be obtained from the Stock Information Center beginning on November 23, 2010.
          Atlantic Coast Federal Corporation is the holding company for Atlantic Coast Bank, a federally chartered and insured stock savings bank that was organized in 1939 as a credit union to serve the employees of the Atlantic Coast Line Railroad. In November 2000, the credit union converted its charter from a federal credit union to a federal mutual savings association and, in January 2003, Atlantic Coast Federal Corporation was formed as the holding company. The Company completed its initial public stock offering in October 2004. Investors may obtain additional information about Atlantic Coast Federal Corporation on the Internet at www.AtlanticCoastBank.net, under the Investor Information section.
          Atlantic Coast Bank, with approximately $893 million in assets as of September 30, 2010, is a community-oriented financial institution. It serves southeastern Georgia and northeastern Florida through 12 locations, with a focus on the Jacksonville metropolitan area.
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Atlantic Coast Financial Corporation to Commence Stock Offering

November 18, 2010
          This news release contains forward-looking statements within the meaning of the federal securities laws. Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results. These forward-looking statements, identified by words such as “will,” “expected,” “believe,” and “prospects,” involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. These risks and uncertainties involve general economic trends and changes in interest rates, increased competition, changes in consumer demand for financial services, the possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, and market disruptions and other effects of terrorist activities. The Company undertakes no obligation to release revisions to these forward-looking statements publicly to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.
          This press release shall not constitute an offer to sell or the solicitation of an offer to buy shares of common stock nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The securities are not savings accounts or savings deposits, may lose value and are not insured by the Federal Deposit Insurance Corporation or any government agency.
          Atlantic Coast Federal Corporation has filed a proxy statement/prospectus concerning the conversion with the Securities and Exchange Commission. Stockholders of Atlantic Coast Federal Corporation are urged to read the proxy statement/prospectus because it contains important information. Investors are able to obtain all documents filed with the Securities and Exchange Commission by Atlantic Coast Federal Corporation and Atlantic Coast Financial Corporation free of charge at the Securities and Exchange Commission’s website, www.sec.gov. In addition, documents filed with the Securities and Exchange Commission by Atlantic Coast Federal Corporation and Atlantic Coast Financial Corporation are available free of charge from the Corporate Secretary of Atlantic Coast Federal Corporation at 505 Haines Avenue, Waycross, Georgia 31501, Attention: Corporate Secretary.
          The directors, executive officers, and certain other members of management and employees of Atlantic Coast Federal Corporation are participants in the solicitation of proxies in favor of the conversion from the stockholders of Atlantic Coast Federal Corporation. Information about the directors and executive officers of Atlantic Coast Federal Corporation is included in the proxy statement/prospectus filed with the Securities and Exchange Commission.
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